Note 19 - Business Acquisition and Unaudited Pro Forma Information (Detail) - Business acquisition, pro forma information (Diamond Bar [Member], USD $)	12 Months Ended
Dec. 31, 2011
Diamond Bar [Member]
Net sales (in Dollars)	$ 47,710,088
Net income (in Dollars)	$ 5,250,294
Basic weighted average shares outstanding	14,506,915
Diluted weighted average shares outstanding	14,697,206
Basic net earnings per share (in Dollars per share)	$ 0.36
Diluted net earnings per share (in Dollars per share)	$ 0.36